                                 Exhibit 10(p)

                         RETIREMENT PLAN FOR EMPLOYEES
                                      OF
                       THE GUARANTEE LIFE COMPANIES INC.

              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1998)

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I - INTRODUCTION AND PURPOSE                                           1
------------------------------------

ARTICLE II - DEFINITIONS                                                       3
------------------------

ARTICLE III - PARTICIPATION                                                   16
---------------------------
     A.   Eligibility to Participate                                          16
     B.   Termination and Reemployment                                        16

ARTICLE IV - ACCOUNT BALANCES AND CREDITS                                     17
-----------------------------------------
     A.   Account Balances                                                    17
     B.   Initial Account Balance                                             17
     C.   Credits                                                             17

ARTICLE V - AMOUNT AND PAYMENT OF BENEFITS                                    19
------------------------------------------
     A.   Normal Retirement Benefit                                           19
     B.   Early Retirement Benefit                                            19
     C.   Vested Benefit                                                      19
     D.   Death Benefits                                                      20
     E.   Payment of and Form of Retirement Benefits                          22
     F.   Payment of Small Benefits                                           27
     G.   Determination of Benefits Upon Reemployment                         28

ARTICLE VI - FINANCING                                                        28
----------------------
     A.   Funding Policy                                                      28
     B.   Employer Contributions, Forfeitures                                 28
     C.   Employee Contributions                                              29
     D.   Irrevocability                                                      29

ARTICLE VII - LIMITATIONS ON RETIREMENT BENEFITS AND
----------------------------------------------------
CONTRIBUTIONS                                                                 30
-------------
     A.   Maximum Benefit                                                     30
     B.   Aggregation of Benefits from Defined Benefit
          and Defined Contribution Plans                                      33
     C.   Temporary Limitations on Retirement Benefits
          By Reason of Government Regulations                                 33

ARTICLE VIII - ADMINISTRATION                                                 37
-----------------------------
     A.   Plan Administrator, Committee                                       37
     B.   Fiduciary Duties                                                    38

ARTICLE IX - AMENDMENT, DURATION, TERMINATION, MERGER                         39
-----------------------------------------------------
     A.   Amendment and Duration of the Plan                                  39
     B.   Termination of the Plan                                             40
     C.   Merger of the Plan                                                  42

ARTICLE X - MISCELLANEOUS PROVISIONS                                          43
------------------------------------
     A.   Required Information to be Furnished                                43
     B.   Rights of Participants                                              43
     C.   Benefits Not Assignable                                             44
     D.   Claims Procedure                                                    44
     E.   Beneficiary Designation                                             48
     F.   Distribution in Event of Incapacity                                 50
     G.   Non-Duplication of Benefits                                         51
     H.   Gender and Number                                                   51
     I.   Applicable Law                                                      51
     J.   Top-Heavy Provisions                                                52

                                   ARTICLE I
                           INTRODUCTION AND PURPOSE
                           ------------------------


     On August 1, 1928, the Employer had established a defined benefit plan for the exclusive benefit of Employees, in the form of Group Annuity Contract Number 45, issued by the Metropolitan Life Insurance Company of New York, the terms of which were stated successively in several amended and restated instruments.

1. With the enactment of the Social Security Amendments of 1972, it became clear that amendments were needed to take into consideration Benefits provided under the Social Security Act. In addition to introducing a Partial Offset of Social Security Benefits, Participation Requirements, Vesting Provisions, Service Requirement for Full Benefit, and other provisions were amended. Effective January 1, 1974, Group Annuity Contract Number 45 was amended to an Immediate Participation Guarantee Deposit Administration Contract. Because of this change in funding instrument and numerous changes in the Plan provisions, the Plan was amended and restated in its entirety as of January 1, 1974.

2. Because of the many changes in Plan provisions required effective January 1, 1976, in accordance with the Employee Retirement Income Security Act of 1974, the Plan was amended and restated in its entirety.

3. Because of the many changes in Plan provisions required by the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA), the Deficit Reduction Act of 1984 (DEFRA), and the Retirement Equity Act of 1984 (REA), the Plan was amended and restated in its entirety, effective January 1, 1984.

4. Because of the many changes in Plan provisions required by the Tax Reform Act of 1986 (TRA 86) and various other Acts, the Plan has been amended and restated in its entirety, effective January 1, 1989 (unless otherwise specifically noted).

5. Because of the many changes by the Small Business Job Protection Act of 1996, and the Taxpayer Relief Act of 1997, and the decision to convert the plan to a new format based on individual account balances, the plan is amended and restated in its entirety effective January 1, 1998 (except as otherwise specifically noted).

     This restated Plan is effective for Employees actively employed on or after January 1, 1998, except as otherwise noted herein. Employees who terminated employment on or prior to January 1, 1998, will be covered according to the applicable provisions of the Plan as in effect at the time of such termination of employment (subject to certain legally mandated plan provisions noted in this Amended and Restated Plan). All actively employed Employees will be covered under the restated Plan with no loss of benefits accrued under the provisions of the Plan in effect on December 31, 1997 (the "Prior Plan"), as follows:

     1. Each Employee of the Employer who was an Active Participant under the Prior Plan on the day before the effective date of the amended and restated Plan is deemed to meet all the eligibility requirements set forth in the amended and restated Plan.

     2. Each Employee's participation under the Prior Plan is deemed to be included as participation under the restated Plan.

     3. Each Participant's Entry Date under the Prior Plan is substituted for the Entry Date under the amended and restated Plan where appropriate.

     4. Each Employee or former Employee who was an Inactive Participant under the Prior Plan as of the day immediately preceding the effective date of the amended and restated Plan will become an Inactive Participant under the amended and restated Plan as of the effective date of the amended and restated Plan. However, the eligibility for benefits and the amount of benefits, if any, payable to or on behalf of either such Employee will be determined in accordance with the provisions of the Prior Plan, except as may be otherwise stated in the amended and restated Plan.

     The Plan as restated continues to be for the exclusive benefit of Employees of the Employer. It is intended that the Plan, as restated, will comply with the requirements of the Employee Retirement Income Security Act of 1974 and will continue to qualify under the Internal Revenue Code of 1986 and any later amendments to either such Act or Code.

     Headings at the beginning of Articles and Sections are for the convenience of reference and are not a part of the Plan and will not influence its construction. The provisions of the Plan will be construed as a whole in such manner as to carry out the provisions of the Plan and will not be construed separately without relation to the context.

                                  ARTICLE II
                                  DEFINITIONS
                                  -----------

     For purposes of this Plan, the following terms when capitalized will have the meanings indicated:

     (1) "Account Balance" shall mean the accumulated value of a Participant's Initial Account Balance, Pay Credits, and Investment Credits as determined according to the provisions of Article IV.

     (2)  "Accrued Benefit" shall mean:

     (a) as of any date on or before a Participant attains age 65, a benefit in the form of a single life annuity commencing on the Participant's Normal Retirement Date that is the Actuarial Equivalent of the Participant's Account Balance, projected to age 65 with interest at a rate per annum equal to the "applicable interest rate" as defined in section 417(e)(3) of the Code. For purposes of this paragraph (a), the "applicable interest rate" used at any time during a Plan Year shall be the rate on 30-year Treasury securities as specified by the Secretary of the Treasury for the month of September of the preceding Plan Year; and

     (b) as of any date after a Participant attains age 65, a benefit in the form of a single life annuity commencing on the Participant's Annuity Starting Date that is the Actuarial Equivalent of the Participant's Cash Balance Account, determined as of the Annuity Starting Date.

     Actuarial Equivalence shall be determined using the applicable interest rate and the applicable mortality table as defined in section 417(e)(3) of the Code. The applicable interest rate used at any time during a Plan Year shall be the rate on 30-year Treasury securities as specified by the Secretary of the Treasury for the month of September of the preceding Plan Year.

     For Participants who do not earn an Hour of Service after December 31, 1997, the Accrued Benefit shall be determined by the provisions of the Plan in effect on December 31, 1997. Alternatively, with respect to Participants who are both employed by the Employer and Participants in the Plan on January 1, 1998, the Accrued Benefit of such Participants for Plan Years ending prior to January 1, 2008, shall be the greater of (a) the Accrued Benefit determined under the preceding paragraph of this section, or (b) the Earned Retirement Benefit as defined under Article 1(17) of the Plan as in effect on December 31, 1997.

     The Earned Retirement Benefit shall be subject to cost-of-living adjustments under Article 5(4) of the Plan in effect on December 31, 1997.

     With respect to an employed Participant who is a Participant in the Plan on December 31, 1997, and remains employed until December 31, 2007, the alternative Accrued Benefit based on the Participant's Earned Retirement Benefit shall be frozen on December 31, 2007. Thereafter, the Participant's Accrued Benefit shall be the greater of the Participant's Accrued Benefit determined as of December 31, 2007, or the Participant's Accrued Benefit determined under the first paragraph of this Section.

     (3) "Active Participant" shall mean an Employee who is eligible to participate in the Plan in accordance with the provisions of Article III.

     (4) "Actuarial Equivalent" shall mean a benefit differing in time, period or manner of payment from a specific benefit provided under the Plan, but having the same value as such specific benefit when computed by the Actuary for the Plan, using the following assumptions:

     (a) Except as otherwise provided herein, for purposes of converting from one periodic form of payment to another, including, without limitation, different commencement dates for payment, Actuarial Equivalence shall be determined using the 1983 Group Annuity Mortality Table with mortality values weighted 50% male, and 50% female, and an interest rate of seven and one-half percent (7.5%), compounded annually.

     (b) For purposes of converting from a periodic form of payment to a lump sum form of payment, including, without limitation, different commencement dates for payment, Actuarial Equivalence shall be determined using the applicable interest rate as defined in section 417(e)(3) of the Code and the applicable mortality table prescribed by the Secretary of the Treasury for such use under section 417(e)(3) of the Code. The applicable interest rate used for determining the actuarial equivalence of a lump sum form of payment for any Plan Year shall be the rate on 30-year Treasury securities as specified by the Secretary of the Treasury for the month of September of the preceding Plan Year.

     (5) "Actuary" shall mean the person or persons, firm or firms, designated by the Board of Directors of the Employer to serve as Actuary hereunder.

     (6) "Affiliated Employer" shall mean the Employer and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

     (7) "Beneficiary" or "Beneficiaries" shall mean such person(s) who at any particular time shall be entitled to receive any amount of benefit in case of the Participant's death as provided in Article X.E.

     (8) "Break in Service" shall mean a Period of Severance of one year. When aggregating Breaks in Service, fractional years of a Period of Severance shall be counted and shall be expressed in terms of months, 30 days being counted as one month and fewer than 30 days being disregarded.

     For purposes of determining a Participant's eligibility for participation, Break in Service shall mean a 12 consecutive month period coinciding with an Employee's Period of Service for eligibility during which he is credited with 500 or less Hours of Service.

     (9) "Code" shall mean the Internal Revenue Code of 1986, as heretofore or hereafter amended or supplemented, or as superseded by laws of similar effect, together with regulations promulgated pursuant thereto.

     (10) "Committee" shall mean the Committee appointed to administer the Plan pursuant to Article VIII.

     (11) "Death Benefit" shall mean the benefit described in Article V.D.

     (12) "Disability" shall mean, for the purposes of this Plan, the complete inability of the Participant due to accidental bodily injury or sickness,

     (a) during the first twenty-four (24) months of such disability, to perform any and every duty pertaining to his occupation; and

     (b) during any continuation of such disability following the first twenty-four (24) months of disability, to engage in any work or occupation for which he is reasonably fitted by education, training or experience;

and provided further, that he does not engage in any occupation, work or employment for wage or profit during any such disability.

     (13) "Early Retirement Benefit" shall mean the benefit described in Article V.B.

     (14) "Early Retirement Date" shall mean the first day of any month coincident with or next following the date on which a Participant has attained the age of 55 and has completed a Period of Service of at least ten years as an Active Participant.

     (15) "Effective Date" of this amendment shall mean January 1, 1998, unless otherwise specified and shall apply to only those Participants whose employment with the Employer or Affiliated Employer, whether or not as a Participant, was not interrupted prior to the Effective Date. All Participants who terminated employment prior to the Effective Date shall be governed by the provisions of the Plan as it was in effect on the date of their termination of employment, except if an Employee returns to Employment after the Effective Date, in which case the Employee shall be governed by the provisions of the Plan in effect after the Effective Date.

     (16) "Employee" shall mean any person in the regular service of the Employer who receives regular compensation. The term "Employee" shall include only those persons for whom the Employer pays Social Security taxes, and shall not include any individual determined by the Employer to be an independent contractor or any agent of the Employer. Employee shall include any leased employees within the meaning of
Section 414(n)(2) of the Code. Notwithstanding the foregoing, if such leased employees constitute less than twenty percent of the Employer's non-highly compensated work force within the meaning of Section 414(n)(1)(C)(ii) of the Code, the term "Employee" shall not include those leased employees covered by a plan described in Section 414(n)(5) of the Code unless otherwise provided by the terms of the Plan.

     (17) "Employer" shall mean The Guarantee Life Companies Inc., any successor thereto which shall assume the obligations of this Plan, all members of a controlled group of corporations (as defined in Section 414(b) and modified by Section 415(h) of the Code), all commonly controlled trades or businesses (as defined in Section 414(c) and modified by Section 415(h) of the Code), or any affiliated service groups (as defined in Section 414(m) of the Code) of which the adopting Employer is a part.

     (18) "Hour(s) of Service" shall mean:

     (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment by the Employer for the performance of duties. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed; and

     (b) Each hour (up to a maximum of 501 hours in a Plan Year) for which an Employee is directly or indirectly paid or entitled to payment by an Employer for reasons other than for the performance of duties such as vacation, holiday, sick leave, jury duty, layoff, military leave or leave of absence; and

     (c) Each hour for which back pay, irrespective of mitigation of damage, has been either awarded or agreed to by the Employer. These Hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment was made; and

     (d) Each hour during a period of Disability or in satisfaction of a salary continuation agreement between the Employer and the Participant.

     With respect to paragraphs (b) and (c) above, no credit shall be given:

          (i) On account of payments made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws; or

          (ii) For payments which solely reimburse an Employee for medical or medically related expenses incurred by the Employee.

     Hours of Service shall also be credited in the manner set forth above for any period while on an Employer approved leave of absence provided the Employee returns to employment with the Employer within 31 days after the expiration of such leave of absence. No more than 501 Hours of Service shall be credited under this paragraph to an Employee who does not perform any duties for the Employer during a single continuous period of time, unless the Committee establishes uniform, nondiscriminatory rules which provide for additional Hour of Service credits to such Employees.

     Hours of Service shall also be credited for any period of service in the armed forces of the United States, in accordance with the provisions of Section 414(u) of the Code.

     The rules concerning Hours of Service contained in paragraphs (b) and (c) of Regulation 2530.200(b)-2 issued by the Department of Labor are incorporated into the Plan by reference and shall be applied in a uniform and nondiscriminatory manner.

     Hours of Service which would have been credited pursuant to this section except for the fact that they were rendered for an Affiliated Employer rather than for the Employer shall be credited under this Plan for all purposes except Periods of Service for Benefit Accrual.

     Solely for purposes of determining whether or not an Employee incurs a Break in Service as defined under Article II(8), an Employee who begins an absence for maternity or paternity reasons on or after July 1, 1985 shall be credited with the number of Hours of Service which would otherwise have been earned but for such absence, or in any case in which such Hours cannot be determined, to a maximum of 501 Hours. The Hours of Service credited under this paragraph shall be credited (a) in the Plan Year the absence begins if necessary to prevent a Break in Service during that Plan Year, or (b) in the following Plan Year. An absence from work for maternity reasons means an absence due to
(a) the pregnancy of the Employee, (b) the birth of a child of the Employee, (c) the placement of a child in connection with the adoption of the child by the Employee, or (d) caring for such child immediately following the birth or placement for adoption.

     (19) "Inactive Participant" shall mean a Participant who is not an Active Participant.

     (20) "Initial Account Balance" shall mean the portion of a Participant's Account Balance as determined in Article IV.B.

     (21) "Investment Credits" shall mean additions to the Account Balance as described in Article IV.C.

     (22) "Investment Percentage" shall mean the average yield rate on one year U.S. Treasury notes for the month of September of the prior Plan Year, plus 1/2 of 1%. The Investment Percentage shall be a minimum of 4% and a maximum of 10%.

     (23) "Normal Form of Payment" shall mean a monthly benefit payable on the first day of each month beginning with a Participant's benefit commencement date and ending with the first day of the month of death.

     (24) "Normal Retirement Benefit" shall mean the benefit described in
Article V.A.

     (25) "Normal Retirement Date" shall mean the first day of the month coincident with or next following the Participant's attainment of age 65.

     (26) "Participant" shall mean an Employee or former Employee or any Beneficiary who is or may become eligible to receive a benefit from this Plan.

     (27) "Pay Credits" shall mean additions to the Account Balance based on Salary as described in Article IV.C.

     (28) "Period of Service"

     (a)  Period of Service for Benefit Accrual
          -------------------------------------

          For purposes of determining a Participant's Accrued Benefit, Period of Service means the period of time beginning on a Participant's Employment Commencement Date or Reemployment Commencement Date (whichever is applicable) and ending on his Severance from Service Date. "Employment Commencement Date" and "Reemployment Commencement Date" shall have the same meaning as defined in DOL Regs. (S)2530.202-2.

     (b)  Period of Service for Vesting:
          -----------------------------

          For purposes of determining vesting, Period of Service means the period beginning on the Participant's Employment Commencement Date or Reemployment Commencement Date and ending on his Severance from Service Date. If a Participant, who has terminated employment by reason of a quit, discharge, or retirement, or death, or performs an Hour of Service within twelve months of his Severance from Service Date, then he shall be entitled to credit for the Period of Severance.

     (c)  Aggregation of Service:
          ----------------------

          For the purpose of determining the length of a Participant's Period of Service for purposes of benefit accrual or vesting, all Periods of Service that are counted shall be aggregated and measured in terms of full years and full months (thirty days or more being counted as one month and fewer than thirty days being disregarded). In addition to the Period of Service to which a Participant may be entitled under the provisions of this Article II(28), the Participant shall also be entitled to credit for such further Period of Service (if any) as may be required from time to time by any federal law other than the Employee Retirement Income Security Act of 1974.

          In determining a Participant's Period of Services for vesting, Service of the Participant will be disregarded with respect to which he has received:

          1. A distribution of the present value of his entire vested Accrued Benefit if such distribution does not exceed $5,000 (or an amount permitted under regulations prescribed by the Secretary of the Treasury or his delegate), or

          2. A distribution of the present value of his vested Accrued Benefit attributable to such Service, which he elected to receive.

          Clause (1) above shall apply only if such distribution was made on termination of the Employee's participation in the Plan. Clause (2) above shall apply only if such distribution was made either on termination of the Employee's participation in the Plan, or under such circumstances as may be provided under regulations by the Secretary of Treasury or his delegate.

     A Participant who terminates his participation in the Plan and receives a distribution which is less than the present value of his Accrued Benefit, however, will not lose credit for Service as provided in the foregoing paragraph if he resumes participation in this Plan and repays the full amount of such distribution with interest at the rate of 5% per annum. Finally, upon repayment of such distribution, the Participant's Accrued Benefit will be recomputed so as to credit him for Service prior to the date he terminated his participation in and received a distribution, and after the date he resumes participation. However, in no event will there ever be a duplication of benefits under the Plan.

     (29) "Period of Severance" shall mean a continuous period of time which the Employee is not employed by the Employer and does not perform an Hour of Service for the Employer. Such period of time shall begin on the Employee's Severance From Service Date and shall end on his Reemployment Commencement Date.

     (30) "Plan" shall mean the Retirement Plan for Employees of The Guarantee Life Companies Inc., as set forth herein, together with any amendments or supplements thereto.

     (31) "Plan Administrator" shall mean the Employer or such other organization or individual that the Employer may appoint pursuant to Article VIII.A.

     (32) "Plan Year" shall mean the period on which the records of the Plan are kept. The Plan Year is the calendar year. The limitation year is the Plan Year.

     (33) "Qualified Joint and Survivor Annuity" shall mean a monthly benefit for the life of the Participant with a survivor benefit payable to the Participant's Spouse in an amount equal to 1/2 of the benefit payable to the Participant. The amount of benefit payable under a Qualified Joint and Survivor Annuity shall be an amount which is the

Actuarial Equivalent to the benefit which would have been payable to the Participant under the Normal Form of Payment.

     (34) "Retirement Act" or "Act" shall mean those provisions of the Employee Retirement Income Security Act of 1974, as may be hereafter amended or supplemented, or as superseded by laws of similar effect, together with regulations promulgated pursuant thereto.

     (35) "Salary" shall mean the Participant's compensation for the Plan Years, including bonuses, commissions and overtime, but excluding directors' fees, Employer contributions to deferred compensation plans, expense reimbursements, other forms of irregular or non-recurring compensation, provided that Salary shall include any salary reductions contributed to the Employer's qualified retirement plan containing features provided under Section 401(k) of the Code, and salary reductions to the Employee's plan under Section 125 of the Code.

     The Salary for any Participant used to determine benefits under the Plan shall not exceed $160,000 (or such other maximum amount permitted under Section 401(a)(17)(B) of the Code). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the Omnibus Budget Reconciliation Act of 1993 ("OBRA `93") annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

     If compensation for any prior determination period is taken into account in determining an employee's benefit accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

     (36) "Social Security Wage Base" shall mean the OASDI Wage Base in effect for the Plan Year under the Code.

     (37) "Surviving Spouse" or "Spouse" shall mean a spouse who is married to the Participant as of the earlier of the date benefit payments to the Participant commence under the Plan or the Participant's date of death.

     (38) "Trust" or "Trust Fund" shall mean the fund established pursuant to the terms of the Plan and the Trust Agreement to which contributions are to be made by the Employer and from which pensions and other benefits under the Plan are to be paid.

     (39) "Trust Agreement" or "Agreement" shall mean the Trust Agreement, as amended, substituted or replaced from time to time, entered into between the Board of Directors of the Employer and the Trustee for purposes of the Plan.

     (40) "Trustee" shall mean the person or persons, either corporate or individual, or any combination thereof, appointed by the Employer, which shall have accepted the appointment as Trustee pursuant to the Trust Agreement. Trustee shall also include any successor Trustee(s).

     (41) "Vested Benefit" shall mean the benefit described in Article V.C.


                                  ARTICLE III
                                 PARTICIPATION
                                 -------------

A.   ELIGIBILITY TO PARTICIPATE
     --------------------------

     Every Employee who was a Participant under the Plan as of December 31, 1997, shall continue to be a Participant under this restated Plan as of January 1, 1998.

     Every other Employee shall become a Participant on the first day of the month coincident with or next following the later of (a) completion of one month of continuous service, and (b) attainment of age 21.

     However, Employees whose wages and/or working conditions are negotiated through a collective bargaining agreement are eligible to participate in this Plan only if such collective bargaining agreement so provides. Employees who are leased Employees within the meaning of Section 414(n) of the Code are not eligible to participate.

B.   TERMINATION AND REEMPLOYMENT
     ----------------------------

     If a Participant incurs a termination of employment, that Participant shall cease to be an Active Participant under the Plan.

     If the Participant returns to employment following the termination of employment, he shall again become a Participant on the date of rehire provided the participation requirements of the Plan, as set forth in Article III.A, have been fulfilled.

                                  ARTICLE IV
                         ACCOUNT BALANCES AND CREDITS
                         ----------------------------

A.   ACCOUNT BALANCES
     ----------------

     Each Participant shall have an individual Account Balance maintained under this Plan. A Participant's Account Balance shall be comprised of the Initial Account Balance plus any Pay Credits and Investment Credits as determined according to the provisions of this Article IV.

B.   INITIAL ACCOUNT BALANCE
     -----------------------

     As of January 1, 1998, the Initial Account Balance shall equal the Actuarial Equivalent of the Participant's Accrued Benefit determined under the Plan provisions as of December 31, 1997, assuming payments begin at age fifty-five (55) years or, if the Participant has already attained age 55, age nearest birthday.

C.   CREDITS
     -------

     Each Participant shall have their Account Balance credited with one or more of the following:

     1.   Pay Credits
          -----------

          Each Participant's Account Balance shall be credited with an amount equal to a percentage of the Participant's Salary received for the Plan Year while the Participant is an Active Participant of this Plan. Such percentage shall be based on a Participant's age (as of the end of the Plan Year) and the amount of his Compensation above and below the Social Security Wage Base as follows:

                                  Pay Credit
                                  ----------

                                Below Social Security     Above Social Security
            Age                       Wage Base                 Wage Base
            ---                 ---------------------     ---------------------
          Under 30                        3.0%                    6.0%
             30-39                        4.0%                    8.0%
             40-49                        5.0%                   10.0%
          50 and above                    6.0%                   12.0%

          While a Participant is providing no services to the Employer by reason of Disability, the Participant's Account shall be credited with Pay Credits equal to the applicable percentage multiplied by the Participant's Salary for the Plan Year prior to Disability, or for the Plan Year in which the Disability occurred, whichever Salary is greater. Such credits shall cease on the earlier of a Participant's Normal Retirement Date or the date the Participant's Disability ended; provided, however, if a disabled employee recovers from Disability prior to his Normal Retirement Date but does not return to active employment with the Employer within 90 days of his recovery, at the request of the Employer, his benefits will be determined as though he had terminated employment on the date his Disability began.

          Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code.

     2.   Investment Credits
          ------------------

          Each Participant's Account Balance shall be credited with an amount equal to the Investment Percentage appropriate for the Plan Year, multiplied by the Participant's Account Balance determined as of the first day of the Plan Year. Investment Credits shall be credited until payments commence under the Plan. If the period for crediting the Investment Credits is less than 12 months, pro rata Investment Credits shall be credited. A rehired Participant shall receive pro rata Investment Credits on his restored Account Balance beginning from the first day of the month following his rehire date.

     In order to be credited with Pay Credits for a Plan Year, a Participant must earn 1,000 or more Hours of Service during the Plan Year; provided, however, in the Plan

Year of termination of service, Pay Credits will be credited if the Participant has completed at least 1,000 Hours of Service times the number of whole months prior to termination and divided by 12.

                                   ARTICLE V
                        AMOUNT AND PAYMENT OF BENEFITS
                        ------------------------------

A.   NORMAL RETIREMENT BENEFIT
     -------------------------

     The monthly Normal Retirement Benefit of a Participant who retires on or after his Normal Retirement Date shall be equal to his Accrued Benefit determined as of that date.

B.   EARLY RETIREMENT BENEFIT
     ------------------------

     A Participant may elect to retire early on any Early Retirement Date and to receive an Early Retirement Benefit commencing on the first day of any month but not later than the April 1 following the calendar year of attainment of age 70-1/2.

     A Participant whose benefit payments will commence on his Normal Retirement Date shall be eligible to receive his Accrued Benefit. In the event that benefit payments commence before or after the Participant's Normal Retirement Date, the Actuarial Equivalent of the Accrued Benefit shall be paid.

C.   VESTED BENEFIT
     --------------

     A Participant whose employment is terminated for reasons other than retirement or death after completing a Period of Service for Vesting of at least three years may elect to receive a Vested Benefit commencing on the first day of any month but not later than the April 1 following the calendar year of attainment of age 70-1/2.

     All benefit payments commencing prior to the Participant attaining age 55 will be made according to the rules set forth in Article V.E, but only in one of the following forms: Normal Form of Payment, Lump Sum Option, or if the Participant is married at the time benefits are to commence, the Qualified Joint and Survivor Annuity.

     The Vested Benefit of a Participant shall be equal to his Accrued Benefit determined as of his date of termination of employment.

     If payment of the Vested Benefit commences before or after the Participant's Normal Retirement Date, the amount paid shall be the Actuarial Equivalent of the Vested Benefit.

D.   DEATH BENEFITS
     --------------

     1.   Active Participants
          -------------------

          In the event of a Participant's death prior to retirement or termination of employment, his Beneficiary designated in accordance with the provisions of Article X.E shall be entitled to a Death Benefit. The Death Benefit is as set forth in Article V.D.2 and Article V.D.3.

          If the Beneficiary is the Surviving Spouse, the value of the Death Benefit shall be payable in the form of a level life annuity as described in Article V.E for the life of the Surviving Spouse with such benefit commencing on the first day of the month following death. The Surviving Spouse may elect to receive in lieu of the level life annuity, the Death Benefit in a single lump sum. The Surviving Spouse may also elect to defer payments beyond the time they would otherwise begin, but not later than the date the Participant would have attained age 70-1/2.

          In the event of the death of the Surviving Spouse described above prior to the time payments begin, the Death Benefit shall be paid to the Surviving Spouse's Beneficiary within one year of the Spouse's death. If a Beneficiary other than the Surviving Spouse has been designated as provided under Article X.E, the Death Benefit shall be paid at the election of the Beneficiary either in the form of a level life annuity with payments commencing within one year of the date of death or in the form of a single lump sum payment within five years of the date of death.

     2.   Terminated Participant - Death before Benefit Commencement
          ----------------------------------------------------------

          In the event of the death of a terminated Participant who has met each of the conditions set forth below, a benefit shall be paid to the
     Beneficiary:

          (a) The Participant was entitled to receive a Normal, Early, or Vested Benefit at the time of termination of employment.

          (b)  Benefit payments have not begun as of the date of death.

          The Death Benefit to be paid to the Beneficiary is 100% of the Participant's Account Balance. For deaths occurring prior to January 1, 2000, with respect to Participants who were active Participants on January 1, 1998, the Participant's Surviving Spouse or Dependent Child shall be entitled to receive the greater of the death benefit set forth in this
     Section V.D.2. or the Death and Survivor Benefits payable under Article 6 of the Plan in effect prior to January 1, 1998. Benefits shall be payable under the same forms and with the same restrictions as described in the preceding paragraph for the Beneficiary of an Active Participant.

     3.   Terminated Participant - Death After Benefit Commencement
          ---------------------------------------------------------

          Except for payments to a Beneficiary or Beneficiaries required to be made after a Participant's benefit commencement date pursuant to the form of benefit elected by the Participant, no payment shall be made on behalf of a Participant on account of his death.

E.   PAYMENT OF AND FORM OF RETIREMENT BENEFITS
     ------------------------------------------

     1.   Commencement of Retirement Benefits
          -----------------------------------

          Notwithstanding any provision in this Plan to the contrary, payment of a Participant's benefits shall begin when the Participant elects but not later than the last to occur of the following events:

          (a) The April 1 following the calendar year of his attainment of age 70-1/2, or

          (b) The 60th day after the close of the Plan Year containing his date of termination of employment with the Employer.

          Notwithstanding the above, if a Participant is a 5% owner of the Employer within the meaning of Section 416(i) of the Code at any time during the five Plan Years ending with the Plan Year during which the Participant attains age 70-1/2, payments shall commence not later than the April 1 following the close of such Plan Year whether or not the Participant has terminated at such time.

     2.   Form of Payment
          ---------------

          A Participant who has a Spouse as of the benefit commencement date will automatically receive benefit payments under the Qualified Joint and Survivor

     Annuity form. Other Participants will automatically receive benefits under the Normal Form of Payment.

          In lieu of the respective forms of payment set forth above, a Participant may request to receive retirement benefits under any optional form of retirement benefit as provided in Article V.E.3.

     3.   Optional Forms Available (Options)
          ----------------------------------

          Optional forms of retirement benefit payments are available to Participants under this Plan at their benefit commencement date subject to the provisions of Articles V.C, V.E.4 and X.E. Options available are set forth below, with benefits payable thereunder determined as the Actuarial Equivalent of the Normal Form of Payment.

          Option 1:  Life Annuity With 60 Months Certain Option
          --------   ------------------------------------------

                     A monthly benefit payable to the Participant on the first day of each month beginning with the benefit commencement date and ending with the first day of the month in which he dies; however, in the event of the Participant's death within 60 months following the benefit commencement date, the same monthly amount is payable for the balance of such 60 month period to a Beneficiary designated by the Participant.

          Option 2:  Life Annuity With 120 Months Certain Option
          --------   -------------------------------------------

                     A monthly benefit payable to the Participant on the first day of each month beginning with the benefit commencement date and ending with the first day of the month in which he dies; however, in the event of the Participant's death within 120 months following the benefit commencement date, the same monthly amount is payable for the balance of such 120 month period to a Beneficiary designated by the Participant.

          Option 3:  Joint and 100% Survivor Option
          --------   ------------------------------

                     A monthly retirement benefit payable to the Participant during the remainder of his lifetime and, following the death of the Participant, 100% of such monthly amount is payable to his Spouse for the remainder of such Spouse's lifetime, if such Spouse shall be living upon the death of such Participant.

          Option 4:  Lump Sum
          --------   --------

                     A lump sum benefit.

     4.   Procedure for Requesting, Canceling or Changing an Option
          ---------------------------------------------------------

          Each request for an option must be in writing, on a form provided for that purpose, and filed with the Employer within the period 90 days prior to such Participant's benefit commencement date. Each such form must specify the scheduled commencement date of benefits under the option elected.

          A Participant may, within the period 90 days prior to the benefit commencement date hereunder, request to cancel or change an option previously requested and approved by the Employer, subject to the spousal consent requirements set forth below, but each such cancellation and each such change shall be treated as a new election of an option and shall be treated as such for all purposes of the Plan.

          The Employer shall furnish the Participant with a general description of the normal and optional forms of benefits, including the form in which the benefit will be paid if no optional form is elected, the availability and procedures for electing optional forms, and a statement of the rights of the Participant's Spouse. The Employer shall also furnish, upon a timely written request by the Participant, a written explanation, including an explanation of the financial effect on the Participant's benefit, of the automatic form of payment described in

     Article V.E.2. The Employer shall provide such explanation within 30 days of the Participant's initial written request. The Employer is not required to respond to a request beyond the first request and may respond to such request as he shall deem appropriate.

        A Participant who is married at the time of benefit commencement may not elect a form of payment other than a Qualified Joint and Survivor Annuity without the written consent of the Spouse. The Spouse's consent must be either witnessed by a Plan representative or notarized. Spousal consent may be waived if the Participant satisfactorily shows that there is no Spouse or consent cannot be obtained because the Spouse cannot be found.

        The period for requesting or canceling an optional form of benefit shall not end prior to 90 days after all information required pursuant to the provisions of this Article V.E.4 shall have been furnished to the Participant.

        Any distribution provided for in this Article V.E.4 may commence less than 30 days after the notice is given, provided that:

        (a) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of 30 days after receiving the notice to consider whether to waive the joint and survivor annuity and consent to a form of distribution other than a joint and survivor annuity.

        (b) the Participant is permitted to revoke an affirmative distribution election at least until the annuity starting date, or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the joint and survivor annuity is provided to the Participant.

     (c) the annuity starting date is after the date that the explanation of the joint and survivor annuity is provided to the Participant. However, the annuity starting date may be before the date that any affirmative distribution election is made by the Participant and before the date that the distribution is permitted to commence under
          (d) below, and

     (d) distribution in accordance with the affirmative election does not commence before the expiration of the 7-day period that begins the day after the explanation of the joint and survivor annuity is provided to the Participant.

     5.   Transfer of Interest
          --------------------

          Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. At the direction of the Administrator, the Trustee shall effect transfers elected by distributees hereunder.

          For purposes of the preceding paragraph, the following definitions shall apply:

          (a) "Eligible rollover distribution" shall mean any distribution of all or any part of the balance to the credit of the distributee, except an eligible rollover distribution does not include the following:

               (i) Any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more;

               (ii) Any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and

              (iii) The portion of any distribution that is not includible in gross income (determined without regard to the exclusion of net unrealized depreciation with respect to employer securities).

          (b) "Eligible retirement plan" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (c) "Distributee" shall mean an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (d) "Direct rollover" shall be a payment by the Plan to the eligible retirement plan specified by the distributee.

F.   PAYMENT OF SMALL BENEFITS
     -------------------------

     The Employer, in its sole discretion, may provide, in lieu of any other benefits payable under the Plan, for payment in a single lump sum if the Actuarial Equivalent of the Accrued Benefit has never been more than $5,000.

G.   DETERMINATION OF BENEFITS UPON REEMPLOYMENT
     -------------------------------------------

     Upon reemployment, a Participant's Account Balance shall equal the Account Balance at termination of employment, less any payments made prior to employment. Credits are added to the Account Balance according to the provisions of Article IV.

     Upon subsequent termination of employment, the benefit payable under this Plan shall be reduced by the value of any lump sum or monthly benefit previously paid to the Participant to the extent necessary to assure that no benefits are duplicated under the Plan.

                                  ARTICLE VI
                                   FINANCING
                                   ---------

A.   FUNDING POLICY
     --------------

     The funding of the Plan and payment of the benefits thereunder will be provided for by means of either a contract issued by an insurance company (the Insurer) to the Employer or a Trust Agreement between the Board of Directors of the Employer and the Trustee.

     The Plan Administrator shall have custody of any such contract and shall have and exercise all of the rights of an owner of the contract, subject, however, to the terms of the Plan. In the event of a conflict between the terms of the Plan and the terms of the group annuity contract, the terms of the Plan shall control.

B.   EMPLOYER CONTRIBUTIONS, FORFEITURES
     -----------------------------------

     The Employer will contribute to the Plan annually or otherwise from time to time such amounts as it shall determine, based on the advice of the Actuary, as necessary to at least conform to minimum funding requirements of any applicable Federal law as now in effect or thereafter amended or adopted.

     Any forfeiture arising from a Participant's termination of employment or death or for any other reason prior to the termination of the Plan will be used by the Actuary in his determination to reduce any Employer contribution required and will not increase any benefits otherwise payable hereunder.

C.   EMPLOYEE CONTRIBUTIONS
     ----------------------

     Participants shall make no contributions to the Plan.

D.   IRREVOCABILITY
     --------------

     The Employer will have no right, title or interest in the assets of the Plan, and no part of such assets will revert to the Employer, except that, after satisfaction of all liabilities of the Plan as set forth in Article IX.B., such amount remaining shall revert to the Employer. However, all contributions are made subject to deductibility and continued qualification of the Plan. Amounts contributed under the following circumstances will be returned to the Employer within one year of the indicated date:

     1.   Mistake of fact - date of payment.

     2.   Before failure to qualify - date of failure to qualify.

     3.   Before disallowance of deduction - date of disallowance of deduction.

                                  ARTICLE VII
                      LIMITATIONS ON RETIREMENT BENEFITS
                      ----------------------------------
                               AND CONTRIBUTIONS
                               -----------------

A.   MAXIMUM BENEFIT
     ---------------

     The annual benefit payable to a Participant shall not exceed the lesser of:

          (a) 100% of the Participant's average annual compensation for his highest 3 consecutive calendar years of service, or

          (b) $90,000 or such other maximum amount permitted under Section 415 of the Code.

     If a Participant has less than 10 years of participation, the limit of (b) above shall be multiplied by the ratio of years of participation to 10 years. A year of participation is a twelve month period measured from the date the Employee first enters the Plan pursuant to Article III A and anniversaries thereof during which the Participant completes 1,000 or more Hours of Service. If a Participant's Period of Service for Vesting is less than 10, the limit of
(a) above shall be multiplied by the ratio of his Period of Service for Vesting to 10. The limitations of (a) and (b) above shall not be reduced to less than 1/10 of such limitations without regard to the adjustments for less than ten years of participation or vesting service. The limitation contained in (b) above shall be applied separately with respect to each increase in benefits under the Plan arising from any Plan amendment changing the benefit structure adopted on May 16, 1989, or later, by multiplying such increase by the ratio of years of participation after the effective date of the change (maximum 10 years) to 10.

     The annual benefit payable between age 62 and the Social Security Retirement Age shall not exceed the $90,000 benefit limitation reduced by the Social Security early retirement reduction factors and multiplied by the Adjustment Factor.

     The annual benefit payable prior to age 62 shall not exceed the Actuarial Equivalent of the defined benefit dollar limit payable at age 62 as defined in the previous paragraph.

     The annual benefit payable after the Social Security Retirement Age shall not exceed the Actuarial Equivalent of $90,000 (or such other maximum amount permitted under Section 415 of the Code) payable at the Social Security Retirement Age.

     For purposes of this section, "Social Security Retirement Age" shall mean the age used as the retirement age for the Participant under Section 216(l) of the Social Security Act except that such section shall be applied without regard to the age increase factor, and as if the early retirement age under Section 216(l)(2) of such Act were 62.

     For purposes of this section, "Adjustment Factor" shall mean the cost-of-living adjustment factor prescribed by the Secretary of the Treasury under
Section 415(d) of the Code for years beginning after December 31, 1987, applied to such items and in such manner as the Secretary shall prescribe.

     For purposes of this section, compensation will mean the total amount paid to such individual by the Employer which can be considered as compensation under
Section 415 of the Code and applicable regulations for the Plan Year, determined on a cash basis of accounting.

     If the Accrued Benefit of a Participant as of June 30, 1987 under the terms of the Plan in effect on such date exceeds the maximum benefit set forth herein, then for purposes of Code Section 415(b) and (e) and for purposes of this Plan, the maximum defined benefit dollar limitation shall be equal to the Accrued Benefit as of June 30, 1987.

     For purposes of this section, limitations will be tested relative to the amount of Actuarially Equivalent benefits payable for the continued lifetime of the Participant. The interest rate for Actuarial Equivalence under this section shall be five percent. This Actuarial Equivalent will ignore option features unless the benefit payable after the death of the retired Participant exceeds the benefit payable during his lifetime.

     The dollar limitations set forth in this Article VII.A will be automatically increased pursuant to IRS regulations.

     The benefit limits contained in this section will not apply if the annual benefit payable to the Participant does not exceed $10,000, multiplied by 1/10th of the Participant's Period of Service for Vesting, to a maximum of 10 years. The limit of the preceding sentence shall not be reduced below 1/10 of the limit without regard to the adjustment for a Period of Service for Vesting of less than ten years.

     This section shall be modified as set forth in Article VII.B with respect to any Participant who has participated in any defined contribution plan maintained by the Employer. For the purposes of this section, all defined benefit programs of the Employer will be treated as one defined benefit plan.

B.   AGGREGATION OF BENEFITS FROM DEFINED BENEFIT AND DEFINED CONTRIBUTION PLANS
     ---------------------------------------------------------------------------

     For Plan Years beginning prior to January 1, 1999, after a Participant's benefits have been adjusted (if necessary) to comply with Article VII.A, then the sum of (1) and (2) will be computed:

     (1) The Participant's benefit from the Employer's defined benefit program(s) divided by the lesser of (a) 1.25 multiplied by the dollar limitation of Article VII.A, and (b) 1.40 multiplied by the maximum benefit which would be paid to the Participant under Article VII.A.

     (2) The sum of the annual additions to the Participant's account balance under the Employer's defined contribution plan(s) divided by the sum of the lesser of the following amounts determined for such Limitation Year and each prior year of service (a) 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such year, and (b) 1.40 multiplied by the maximum addition in effect under
          Section 415(c)(1)(B) of the Code for such year.

     If the sum exceeds 1.0, the Participant's benefits under the Employer's defined benefit plan(s) shall be reduced until the sum does not exceed 1.0. Such reduction shall be reflected in accordance with the provisions of the Employer's defined benefit plan(s).

C.   TEMPORARY LIMITATIONS ON RETIREMENT BENEFITS BY REASON OF GOVERNMENT
     --------------------------------------------------------------------
     REGULATIONS
     -----------

     1.   Applicability of this Section
          -----------------------------

          The provisions of this section shall apply only in respect of the retirement benefits payable under the Plan to or on account of the 25 highest paid Employees of the Employer, determined as of the Amendment Date applicable to such Employer, whose monthly benefits upon Normal Retirement under the Plan would exceed $125 and will so apply only in the event that, prior to the end of the 10 year period beginning on the applicable Amendment Date, the Plan is terminated or the current costs thereof are not met.

     2.   Limitations on Retirement Income
          --------------------------------

          If, at any time prior to the end of the 10 year period beginning on the applicable Amendment Date, the Plan is terminated or the current costs thereof are not met, the Employer contributions that may be used to provide the monthly retirement benefit payable to or on account of any retired Participant or Beneficiary to whom this section is applicable shall not exceed an amount equal to the largest of the amounts determined under (a),
     (b), (c), and (d) below:

          (a) The contributions of the Employer - including funds attributable thereto - which would have been applied to provide the monthly retirement benefit of each such Participant of the Plan as in effect immediately prior to the applicable Amendment Date, assuming the Plan had been continued in effect without change;

          (b)  $20,000;

          (c)  The sum of items (i) and (ii) below:

               (i) The amount, if any, of the Employer's contributions - including funds attributable thereto - which would have been applied to provide the monthly retirement benefit of each such Participant under the Plan as in effect immediately prior to the applicable Amendment Date if the Plan had been terminated on such date; plus

               (ii) An amount computed by multiplying the smaller of the
                    following amounts by the number of years elapsed since the applicable Amendment Date for which the current costs of the Plan had been met: (i) $10,000, or (ii) an amount equal to 20% of such Participant's average regular annual compensation earned for his services with the Employer for the 5 calendar years immediately preceding the date of such determination, or if earlier, the Participant's retirement or prior termination of service; or

          (d) A dollar amount which, as of the earlier of the date the Plan terminates or the date benefits commence, is, under the regulations of the Pension Benefit Guaranty Corporation, equal to the present value of:

               (i) In the case of a Participant who at any time within the 60 months preceding such date has owned (within the meaning of Code Section 1563, applied without regard to Section 1563(e)(3)(C)) more than ten percent in value of the voting stock or of all the stock of the Employer, the benefit guaranteed for such Participant under ERISA Section 4022, or which would be guaranteed if the Plan terminated on such date, and

               (ii) In the case of any other Participant, the maximum benefit described in ERISA Section 4022(b)(3)(B) without regard to any other limitations in said Section 4022,

     provided, that the date on which benefits of the Employee become payable shall be recomputed for each year if the full current costs of the Plan are met for such year.

          Notwithstanding the above, a Participant who is subject to the above limitation and who retires within the 10 year period following the applicable Amendment Date shall be entitled to receive the full amount of his annuity, including any optional form of annuity or a lump sum settlement, if at the time of his Retirement the Plan has not been terminated and the full current costs have been met. Such Participant shall provide adequate security for the payment of any restricted benefits as may be required.

     3.   Definition of Amendment Date
          ----------------------------

          For purposes of this Article VII.C, "Amendment Date" shall mean the Effective Date of the Plan or the effective date of any amendment which increases substantially the possibility of discrimination in favor of highly compensated employees.

     4.   Procedure upon Termination of Plan
          ----------------------------------

          In the event the Plan is terminated while the limitations of this
     Article VII.C are in effect, that portion of the Fund arising from contributions made by the Employer in respect to those of the Participants to whom the provisions of this Article VII.C are applicable, which is in excess of the foregoing limitations, will be apportioned among other Participants of the Plan, including retired and terminated Participants, to the extent the Fund is insufficient to provide full Accrued Benefits for all Plan Participants.

     5.   Limitation of Applicability of this Section
          -------------------------------------------

          In the event that it should be determined by statute or ruling by the Internal Revenue Service that the provisions of this Article VII.C are no longer necessary to qualify the Plan under the Code or other applicable Federal law, this Article VII.C will become ineffective without amendment to the Plan.

                                 ARTICLE VIII
                                ADMINISTRATION
                                --------------

A.   PLAN ADMINISTRATOR, COMMITTEE
     -----------------------------

     In order to assist the Employer in the administration of the Plan, the Employer reserves the power to create at any time hereafter, a Committee to act as Plan Administrator which will consist of not less than three members appointed by the Employer, and subject to removal by it at any time. In the absence of such appointment, the Employer shall be the Plan Administrator and all functions of the Committee shall be deemed functions of the Employer.

     Names of the current members of any such Committee shall be available from the Secretary of the Employer. The Plan Administrator and the Committee shall have discretionary power and authority to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to make and publish rules for regulation of the Plan, to decide any questions in the administration and application of the Plan, including all questions relating to the individual rights of Participants, and to make equitable adjustments for any mistakes or errors in the administration of the Plan. All such decisions of the Committee will be final and binding upon the Employer and the Participants. The Committee will have no power to add or subtract from or to modify any of the terms of the Plan, nor to change or add to any benefits provided by the Plan.

     Any act which the Plan authorizes or requires the Committee to do may be done at a meeting of the Committee by a majority of members then voting.

     The Committee may appoint a secretary and such other agents and representatives as it may deem advisable (who may, but need not be members of the Committee) to keep records or assist it in doing any other act or thing to be done or performed by the Committee. In its relationship with the Trust on any matter or thing included in this Plan, one member of the Committee may be authorized by it to sign or execute on its behalf any document. The Committee will certify to such Trust the name and signature of the member of the Committee who is so authorized.

     The members of the Committee will serve without compensation for services as such, but all expenses of the Committee shall be paid by the Employer.

B.   FIDUCIARY DUTIES
     ----------------

     1.   Named Fiduciary
          ---------------

          The Employer will be named fiduciary for the Plan.

     2.   Agent for Service of Legal Process
          ----------------------------------

          In any legal proceeding, including arbitration involving the Plan, the Secretary of the Employer is designated as the appropriate and exclusive agent for the receipt of service of legal process directed to the Plan.

     3.   Powers, Duties and Responsibilities of the Committee
          ----------------------------------------------------

          The Committee will have the following additional powers, duties, and responsibilities, which it may retain or delegate among the below-mentioned bodies:

          (i) Powers, duties and responsibilities of administration, delegable to other agents or representatives;

          (ii) Powers, duties and responsibilities of custody and disbursement, delegable to the Trustee or an insurance company; and

         (iii) Powers, duties and responsibilities of investment, delegable to the Trustee, an investment adviser or an insurance company.

          The Committee may appoint an investment adviser, or an insurance company, and review or redelegate the exercise of these powers, duties and responsibilities at any time.

          The Committee will prescribe in writing, and will review from time to time, a funding policy which considers both immediate and long range financial goals of the Plan.

          The Employer may provide appropriate insurance coverage for the members of the Committee and each other fiduciary of the Plan who is not otherwise appropriately insured.

                                  ARTICLE IX
                   AMENDMENT, DURATION, TERMINATION, MERGER
                   ----------------------------------------

A.   AMENDMENT AND DURATION OF THE PLAN
     ----------------------------------

     The Employer hopes and expects to continue the Plan but necessarily reserves the right to amend the Plan at any time or from time to time or to terminate the Plan. Amendments will be made by appropriate actions of the Board of Directors. Except as provided in Article VI, no such action will operate to recapture for the Employer any part of the Fund previously contributed under the Plan, nor, except to the extent necessary to meet the requirements of the Internal Revenue Service or any other governmental authority, to adversely affect the retirement of the Participants already retired or the Fund securing each retirement.

     If a plan amendment should change any vesting schedule, any Participant having not less than 5 years of Vesting Service whose vesting percentage was decreased by such amendment shall be permitted to elect, within a reasonable period of time after the adoption of such amendment, to have his vesting percentage computed under the plan without regard to such amendment.

     No amendment shall be effective to the extent it has the effect of reducing a Participant's Accrued Benefit as in effect on the amendment date except as permitted by Code Section 412(c)(8). An amendment shall be considered to reduce Accrued Benefits to the extent it:

     1. Changes the basis for determining Actuarial Equivalent for optional forms of payment or Early Retirement Benefits,

     2. Eliminates or reduces any Early Retirement Benefit or retirement type subsidy (as defined under Code Section 411(d)(6)), but only with respect to Participants at the time of the amendment who satisfy (or eventually satisfy) the pre-amendment conditions for the subsidy, or

     3. Eliminates a valuable optional form of payment unless permitted by regulations under Code Section 411(d)(6).

B.   TERMINATION OF THE PLAN
     -----------------------

     In the event of termination of the Plan for any reason, the rights of Participants who shall then retire or who have theretofore retired from the employment of the Employer and who, or whose Beneficiaries, are then entitled to receive, or are then in receipt of a benefit hereunder, and the right of Participants who, on the date of such termination or discontinuance, are then employed by the Employer, shall be determined in accordance with any applicable Federal law as now in effect or hereafter amended or adopted. The Trust Fund shall be allocated and distributed as set forth below, subject to the provisions of such applicable Federal law, and after such distribution, any funds remaining shall be paid in cash to the Employer. Upon a complete termination of the Plan or in the event of a complete discontinuance of contributions thereunder by an Employer, each Participant employed by such Employer shall be fully vested in his Accrued Benefit to the extent such Accrued Benefit is then funded.

  In the event that it has been determined that there has been a partial termination of the Plan, each Participant who is affected by such partial termination shall be treated in accordance with the preceding paragraph as if the Plan had fully terminated.

  At least 10 days before the date of the proposed termination of the Plan by the Employer, notification of such event will be made to the Pension Benefit Guaranty Corporation (PBGC). Upon receipt by the Employer of a notice from the PBGC that the assets held under the Plan are sufficient to discharge when due all obligation of the Plan with respect to the Participant's basic benefits (i.e., the portion of a Participant's retirement benefit guaranteed by the PBGC within the meaning of Section 4022 of ERISA), the Employer will allocate the assets remaining in the Fund, to the extent they are not allocated to individuals in accordance with any group annuity contract comprised in the Fund, in the order set forth below:

  1. For each Participant an amount will be allocated to provide that portion of the remainder of a Participant's
       Accrued Benefit which is derived from the Participant's contributions.

     2. For each Participant who retired or was eligible to retire on a date which was at least three (3) years prior to the date of termination, an amount will be allocated to provide the lowest annual rate of retirement benefit payable in accordance with Article V as in effect during the five (5) year period ending on the date of termination and not included in 1 above.

     3. For each Participant an amount will be allocated to provide for the Participant the remainder of his basic benefit, not included in 1 and 2 above.

     4. For each Participant an amount will be allocated to provide for the Participant the remainder of his accrued benefit, not provided in 1, 2 and 3 above.

     If the assets held under the Plan are insufficient to provide the retirement benefits described herein or the Plan is terminated by the PBGC, then the retirement benefit a Participant might otherwise receive may be reduced by the PBGC in its sole discretion, but in no event will the retirement benefit be less than the amount guaranteed under the applicable provisions of Title IV of ERISA and any regulations issued pursuant thereto.

     If the amounts available for allocation are insufficient to provide the prescribed retirement benefit within a priority class, then such amounts will be allocated on a pro rata basis within that class.

C.   MERGER OF THE PLAN
     ------------------

     If the Plan is merged into or consolidated with any other plan, or if the Plan's assets or liabilities are transferred to any other plan, each Participant will be entitled to receive a benefit immediately after the merger, consolidation, or transfer (if the Plan was then terminated) equal to or greater than the benefit he would have received had the Plan been terminated immediately before the merger, consolidation or transfer.

                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS
                            ------------------------

A.   REQUIRED INFORMATION TO BE FURNISHED
     ------------------------------------

     A Participant and any Beneficiary shall furnish the Employer any information or proof requested by the Employer reasonably required to administer the Plan. Failure on the part of any Participant or Beneficiary to comply with such request within a reasonable period of time and in good faith shall be sufficient grounds for suspending benefits to such Participant or Beneficiary. The Employer may rely absolutely on any such information furnished and shall not be bound to inquire as to its accuracy or veracity.

     By becoming a Participant, each Employee shall, for all purposes, be deemed conclusively to have assented to the provisions of this Plan, and all amendments hereto.

B.   RIGHTS OF PARTICIPANTS
     ----------------------

     Nothing herein contained will be deemed to give any Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge such Employee at any time, nor will it be deemed to give the Employer the right to require the Employee to remain in its service, nor will it interfere with the Employee's right to terminate his service at any time.

C.  BENEFITS NOT ASSIGNABLE
    -----------------------

    The benefits provided hereunder are intended for the personal security of persons entitled to payments under the Plan, and are not subject in any manner to the debts or other obligations of Participants or their Beneficiaries, and such benefits may not be sold, transferred, or assigned or encumbered in any manner by Participants or their Beneficiaries, either voluntarily or involuntarily, except as may be required by law. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order as defined in Code Section 414(p).

D.  CLAIMS PROCEDURE
    ----------------

    1.    Initial Claims
          --------------

          The Employer shall notify a Participant in writing within 90 days of his written application for benefits of his eligibility or non-eligibility for benefits under the Plan. The Employer may designate a person or department with whom benefit applications shall be filed. If the Employer determines that a Participant is not eligible for benefits or full benefits, the notice shall set forth:

          (a)  The specific reasons for such denial;

          (b) A specific reference to the provision of the Plan on which the denial is based;

          (c) A description of any additional information or material necessary for the claimant to perfect his claim, and a description of why it is needed; and

          (d) An explanation of the Plan's claims review procedure and other appropriate information as to the steps to be taken if the Participant wishes to have his claim reviewed.

          If the Employer determines that there are special circumstances requiring additional time to make a decision, the Employer shall notify the Participant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 day period.

     2.   Appeal Procedures
          -----------------

          If a Participant is determined by the Employer to be not eligible for benefits, or if the Participant believes that he is entitled to greater or different benefits, he shall have the opportunity to have his claims reviewed by the Employer by filing a petition for review with the Employer by certified or registered mail within 90 days after receipt by him of the notice issued by the Employer. Said petition shall state the specific reasons the Participant believes he is entitled to benefits or greater or different benefits.

          Within 60 days after receipt by the Employer of said petition, the Employer shall afford the Participant (and his counsel, if any) an opportunity to present his position to the Employer orally or in writing, and said Participant (or his counsel) shall have the right to review the pertinent documents. The Employer shall notify the Participant of its decision in writing within said 60 day period, stating specifically the basis of said decision written in a manner calculated to be understood by the Participant and the specific provisions of the Plan on which the decision is based. If, because of the need for a hearing, the 60 day period is not sufficient, the decision may be deferred for up to another 60 day period at the election of the Employer, but notice of this deferral shall be given to the Participant.

          In the event of the death of a Participant, the same procedure shall be applicable to his Beneficiaries.

     3.   Arbitration
          -----------

          (a)  Agreement to Arbitrate.  All claims, disputes, controversies and
               ----------------------
               differences that may arise concerning the Plan and/or Trust established hereunder to which the Trustee, the Plan Administrator or the Plans may be a party, including, but not limited to, all claims arising under state or federal statute, shall be settled by arbitration according to the rules of the American Arbitration Association concerning commercial disputes. Prior to any request for arbitration under this Section, the complaining party seeking arbitration shall give notice in writing to the responding party setting forth in detail the facts giving rise to the dispute and the relief sought. Thereafter, the responding party shall have fourteen (14) days to respond and the parties shall make a good faith effort to reach a resolution of the dispute.

          (b)  Procedures.
               ----------

               (i) If the parties fail to reach resolution, either party may, by written notice to the other within ten (10) days after such failure, appoint an arbitrator who shall be a lawyer or retired judge knowledgeable in employee benefits law matters. The other party shall, by written notice, within ten (10) days after receipt of such notice by the first party, appoint a second arbitrator and in default of such second appointment the first arbitrator appointed shall be sole arbitrator.

               (ii) When two arbitrators have been appointed as provided for above, they shall, if possible, agree on a third arbitrator, and shall appoint him or her by written notice signed by both of them and a copy mailed to each party within ten (10) days after such appointment.

          (iii) In the event ten (10) days shall elapse after the appointment of the second arbitrator without notice of appointment of the third arbitrator, as provided for above, then either party, or both, may, in writing, within twenty (20) days after the original appointments, request the American Arbitration Association to appoint the third arbitrator. All arbitrators must disclose possible bias or prejudice and knowledge of the parties prior to acceptance of position as arbitrator.

          (iv) The facts and issues in dispute shall be set forth in writing, separately stated and numbered, and signed by the parties. One copy shall be provided to each of the parties and one copy shall be furnished to each of the arbitrators.

          (v) The arbitrators shall expeditiously hold an arbitration hearing at Omaha, Nebraska, which shall be stenographically recorded. If the arbitrators so determine, the parties shall be entitled to conduct such pre-hearing discovery as the arbitrators deem appropriate in their discretion. At the hearing, the laws of evidence of the State of Nebraska shall apply, and the three arbitrators shall allow each party to present that party's case, evidence, and witnesses, if any, in the presence of the other party, and shall render their award, including a provision for payment of costs and expenses to be paid by one or both of the parties to the arbitration, as the arbitrators deem just. All witness testimony shall be taken under oath.

          (vi) The findings of a majority of the arbitrators shall be conclusive and binding on the parties, their heirs, successors and assigns. The award shall be issued no later than thirty
                  (30) days after the hearing. The award shall be made in writing with a concise statement of the arbitration tribunal's findings of fact and conclusions of law.

          (vii) The arbitrator shall award to the prevailing or substantially prevailing party all fees connected with such arbitration, including reasonable legal and accounting fees actually incurred.

          (viii) The fees and expenses of each party's arbitrator shall be borne by such party and the parties shall jointly and equally bear the expense of the third arbitrator.

          (ix) Judgment upon the award rendered may be entered in any court for confirmation of the award and the entry of a judgment or for any other relief with respect to the award as provided by law.

          (x) In the event any arbitration proceeding which is brought pursuant to this Section is resolved in favor of the Trustee, Plan Administrator or Plans, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, fees and other expenses connected with such arbitration and incurred by them for which they have become liable.

E.   BENEFICIARY DESIGNATION
     -----------------------

     1.   Designation
          -----------

          Each Participant may, from time to time during his lifetime, designate the Beneficiary(ies) to receive the benefits which may be payable under the Plan in the event of his death. Each such designation will revoke all prior designations by such Participant and shall be in writing on a form provided for that purpose and filed with the Employer. Such designation may name one or more primary Beneficiaries.

          If a Participant dies and such death occurs prior to the distribution of benefits under the Plan, such Beneficiary shall automatically be the Surviving Spouse of the Participant unless such Surviving Spouse consented in writing to the Participant's designation of an alternate Beneficiary, and such consent was witnessed by a Plan representative or notarized.

          Prior to the time the Employer accepts the designation of any non-Spouse Beneficiary, the Participant shall be provided with a written explanation of (1) the terms and conditions of death benefits under the Plan, (2) the Participant's right to make and the effect of benefits under the Plan, (3) the Participant's right to make and the effect of an election to waive the Surviving Spouse as the Beneficiary, (4) the rights of the Participant's Spouse, and (5) the right to make and the effect of a revocation of a previous election waiving the Surviving Spouse as Beneficiary.

          If the Participant establishes to the satisfaction of the Employer that a Spouse's written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, the Spouse's consent requirement shall be waived.

          There shall be no limit on the number of times a Participant may change a Beneficiary designation in accordance with the above rules prior to the time of distribution.

     2.   Disposition of Death Benefits on Failure to Designate Beneficiary
          -----------------------------------------------------------------

          In the event a Participant:

          (a) Shall fail to designate a Beneficiary to receive his death benefits; or

          (b) Having designated a Beneficiary, shall thereafter revoke such designation without naming another Beneficiary; or

          (c) Having named a Beneficiary, such designation shall fail, in whole or in part, by reason of the prior death of such Beneficiary or by reasons of the death of the Beneficiary and any contingent Beneficiaries before the receipt of all payments due, or for any other cause, the aforementioned death benefit of such Participant or the part thereof as to which such Participant's designation shall fail, as the case may be, shall be payable upon such failure to the Surviving Spouse of the Participant, if she shall then survive; but if not, then in equal shares to such of the issue of the Participant as then survive Per Stirpes and not per capita; but if no Spouse or issue then survive, then to the father and mother of such Participant in equal shares or all thereof to the survivor of them if only one parent then survives, then to such of the brothers and sisters for such Participant as then survive in equal shares; but if no Spouse, issue, parent, brother or sister of the Participant shall then survive, then such death benefit or the part thereof as to which such Participant's designation shall fail, as the case may be, shall be paid to the executor or administrators of the estate of the deceased Participant.

          For purposes of this Article X.E, "Per Stirpes" means in equal shares among living children and the issue of deceased children, the latter taking by right of representation, and "issue" means all persons who are descended from the person referred to, either by legitimate birth to or legal adoption by him, or any of his legitimately born or legally adopted descendants.

F.   DISTRIBUTION IN EVENT OF INCAPACITY
     -----------------------------------

     If any person entitled to receive any payment hereunder shall be physically, mentally or legally incapable of receiving or acknowledged receipt thereof, and no legal representative has been appointed for him, the administrator, in his discretion, may (but shall not be required to) cause any sum otherwise payable to him to be paid for the benefit of the Participant to such one or more as may be chosen by the administrator from the following: the beneficiaries, if any, designated by such person, the institution maintaining him, or his spouse, children, parents or other relatives by blood or marriage; and any payment so made for the benefit of a Participant shall be a complete discharge of all liability under the plan in respect of any such payment.

G.   NON-DUPLICATION OF BENEFITS
     ---------------------------

     There shall be no duplication of benefits under this Plan. If, by reason of his employment, a Participant is eligible at any time for more than one benefit under Article V, he shall receive only one such pension benefit for the same period of employment. Nothing in this Plan shall be construed to provide for duplication of benefits with respect to the same period of employment.

H.   GENDER AND NUMBER
     -----------------

     The masculine pronoun whenever used herein will include the feminine gender and the singular number as used herein will include the plural and the plural the singular unless the context clearly indicates a different meaning.

I.   APPLICABLE LAW
     --------------

     To the extent that state law shall not have been preempted by the provisions of the Retirement Act or any other laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Plan shall be administered, construed and enforced according to the laws of the State of Nebraska.

J.   TOP HEAVY PROVISIONS
     --------------------

     1.   Effective Date
          --------------

          The provisions of this Article X.J shall be effective for any Plan Year if and only if the Plan is deemed to be a Top Heavy Plan for that Plan Year.

     2.   Top-Heavy Plan
          --------------

          The Plan is deemed to be a Top Heavy Plan for any Plan Year if, as of the Determination Date, (a) the present value of accrued benefits for Key Employees is greater than or equal to sixty percent (60%) of the present value of accrued benefits for all Employees, and (b) the Plan is part of a required aggregation group (as defined in the following paragraph) and the required aggregation group is top heavy. However, and notwithstanding the results of the sixty percent test, the Plan shall not be considered a Top Heavy Plan for any Plan Year in which the Plan is a part of a required or permissive aggregation group (as defined below) which is not top heavy. Determination Date for any Plan Year is the last day of the preceding Plan Year.

          The "required aggregation group" consists of (i) each plan of the Employer in which a Key Employee participates, and (ii) each other plan of the Employer that enables a plan in which a Key Employee participates in the Plan Year containing the Determination Date or any of the four preceding Plan Years to meet the nondiscrimination requirements of Sections 401(a)(4) and 410 of the Code. All employers aggregated under Code Sections 414(b), (c) or (m) are considered a single employer. A "permissive aggregation group" consists of those plans that are required to be aggregated and one or more plans (providing comparable benefits or contributions) that are not required to be aggregated, but which, when taken together, satisfy the requirements of Sections 401 (a)(4) and 410 of the Code.

          A required aggregation group and a permissive aggregation group will include any plans of the employer which have been terminated within the Plan Year containing the determination date or any of the four preceding Plan Years.

          The present value of accrued benefits consists of the Actuarial Equivalent of the Accrued Benefit from this Plan plus the sum of the present value of the Employee's accrued benefits, if any, under any other plans aggregated with this Plan. It also includes distributions from this Plan and any other plans required to be aggregated made during the Plan Year containing the Determination Date and the four preceding Plan Years. For the Plan Years beginning January 1, 1985 and after, the accrued benefit for any individual who has not received any compensation (other than benefits under the plans) at any time during the five Plan Years ending on the Determination Date shall not be included in the present value of accrued benefits. Payments made to the Beneficiary of a Key Employee shall be treated as if made to a Key Employee.

          Solely for the purpose of determining if the Plan, or any other plan included in an aggregation group of which this Plan is a part, is top-heavy (within the meaning of Section 416(g) of the Code), the accrued benefit of an

     Employee other than a key employee (within the meaning of Section 416(i)(1) of the Code) shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliated Employers, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

          A Key Employee is any Employee, or former Employee, falling within the definition of key employee under Section 416 of the Code. Subject to such definition, an Employee or former Employee is deemed to be a Key Employee for the Plan Year it at any time during the Plan Year or the four preceding years the Employee is described by one of the following four items:

          (a) An officer of the Employer having an annual compensation greater than 50% of the maximum annual addition amount in effect under Code Section 415(b)(1)(A) for such Plan Year. For purposes of this subsection, no more than fifty Employees (or, if less, the greater of three or ten percent of the Employees) shall be treated as officers.

          (b) One of the ten Employees owning the largest interests in the Employer who has an annual compensation greater than the maximum annual addition amount in effect under Code Section 415(c)(1)(A) for such Plan Year. If two Employees have the same interest in the Employer, the Employee having greater annual compensation from the Employer shall be treated as having a larger interest.

          (c)  A 5% owner of the Employer.

          (d) A 1% owner of the Employer with W-2 compensation of more than $150,000.

     3.   Compensation
          ------------

          If the Plan is deemed to be a Top Heavy Plan for the Plan Year, no more than $160,000 of Compensation (or such larger dollar amount permitted under the Code) shall be recognized for that Plan Year for any Participant in the determination of benefits under the Plan.

     4.   Maximum Benefits
          ----------------

          If the Plan is deemed to be a Top Heavy Plan for the Plan Year for the purposes of determining the maximum benefits payable from this Plan and any defined contribution plan maintained by the Employer as described in
     Article VII.B, all instances of 1.25 in Article VII.B are replaced with 1.00.

     5.   Minimum Benefits
          ----------------

          For any Plan Year the Plan is deemed to be a Top Heavy Plan, all Participants who are not Key Employees shall accrue a minimum benefit equal to 2% (maximum 20%) times five year average salary payable as a level life only option. Such minimum benefit shall be provided only to the extent it would increase the Accrued Benefit otherwise provided by the Plan.

     6.   Minimum Vesting
          ---------------

          Notwithstanding the provisions of Article V.C, if the Plan is ever considered Top Heavy, a Participant's vested percentage in his Accrued Benefit shall not be less than the percentage determined in accordance with the following table:

            YEARS OF VESTING SERVICE                     VESTED PERCENTAGE
            ------------------------              ------------------------------

                   Less than 2                                  0%
                        2                                       20%
                        3                                       40%
                        4                                       60%
                        5                                       80%
                    6 or more                                   100%


     IN WITNESS WHEREOF, the Employer has caused this Plan to be executed by its duly authorized officer this 31st day of December, 1998.


                              THE GUARANTEE LIFE COMPANIES INC.



                              By: /s/ Mary G. Rahal
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